UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2024

ASSERTIO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39294	85-0598378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 S. Saunders Road, Suite 300, Lake Forest, IL 60045

(Address of Principal Executive Offices; Zip Code)

(224) 419-7106

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0001 par value	ASRT	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

This Amendment amends the Current Report on Form 8-K of Assertio Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2024 (the “Original Form 8-K”). On March 11, 2024, the Company held a conference call to discuss its fourth quarter and full year 2023 financial results (the “Q4 and Full Year 2023 Results”). The Company attempted to file with the SEC the Original Form 8-K that furnished the press release relating to the Q4 and Full Year 2023 Results prior to the commencement of the conference call in accordance with the Company’s usual practice. However, because the Company’s third-party filing vendor experienced technical difficulties during the afternoon of March 11, 2024, the Original Form 8-K was not accepted by the SEC until after the conference call had commenced. Accordingly, and in accordance with the rules of the SEC, the Company is filing this Amendment to furnish a transcript of the conference call herewith as Exhibit 99.2. Except as described in this Explanatory Note and as set forth below, no other information in the Original Form 8-K is modified or amended hereby.

Item 2.02	Results of Operations and Financial Condition

Attached as Exhibit 99.2 hereto, and incorporated by reference herein, is a transcript of the conference call held on March 11, 2024 regarding the Company’s fourth quarter and full year 2023 financial results.

The information in Item 2.02 of this Amendment shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained herein shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward Looking Statements

The statements included in and incorporated by reference into this Amendment include forward-looking statements. Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs. Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “anticipates,” “designed,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the statements, including: the Company’s ability to grow sales of Rolvedon and the commercial success and market acceptance of Rolvedon and the Company’s other products; the Company’s ability to successfully develop and execute its sales, marketing and promotion strategies using its sales force and non-personal promotion model capabilities; the impact on sales and profits from the entry and sales of generics of the Company’s products and/or other products competitive with any of the Company’s products (including indomethacin suppositories compounded by hospitals and other institutions including a 503B compounder which the Company believes to be violation of certain provisions of the Food, Drug and Cosmetic Act); the timing and impact of additional generic approvals and uncertainty around the recent approvals and launches of generic Indocin products (which are not patent protected and now face generic competition as a result of the August 2023 approval and launch of generic indomethacin suppositories and January 2024 approval of a generic indomethacin oral suspension product); risks that any new businesses will not be integrated successfully or that the combined company will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer and/or cost more to realize than expected; expected industry trends, including pricing pressures and managed healthcare practices; the Company’s ability to attract and retain executive leadership and key employees, including in connection with our ongoing search for a permanent CEO; the ability of the Company’s third-party manufacturers to manufacture adequate quantities of commercially salable inventory and active pharmaceutical ingredients for each of the Company’s products on commercially reasonable terms and in compliance with their contractual obligations to the Company, and the Company’s ability to maintain its supply chain which relies on single-source suppliers; the outcome of, and the Company’s intentions with respect to, any litigation or government investigations, including pending and potential future shareholder litigation relating to the Spectrum Merger and/or the recent approval and launch of generic indomethacin suppositories, antitrust litigation, opioid-related government investigations, opioid-related litigation and related claims for negligence and breach of fiduciary duty against the Company’s former insurance broker, as well as Spectrum’s legacy shareholder and other litigation and, and other disputes and litigation, and the costs and expenses associated therewith; the Company’s financial cost and outcomes of clinical trials, including the extent to which data from the Rolvedon same-day dosing trial, if and when completed, may support ongoing commercialization efforts; the Company’s compliance with legal and regulatory requirements related to the development or promotion of its products; variations in revenues obtained from commercialization agreements and the accounting treatment with respect thereto; the Company’s common stock regaining and maintaining compliance with The Nasdaq Capital Market’s minimum closing bid requirement of at least $1.00 per share; and the Company’s ability to obtain and maintain intellectual property protection for its products and operate its business without infringing the intellectual property rights of others. For a discussion of additional factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the risks described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC. Many of these risks and uncertainties may be exacerbated by public health emergencies and general macroeconomic conditions. The Company does not assume, and hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.

Non-GAAP Financial Measures

To supplement the Company’s financial results presented on a U.S. generally accepted accounting principles (“GAAP”) basis, the Company has included and/or incorporated by reference into this Amendment and/or the Original Form 8-K information about non-GAAP measures of EBITDA, adjusted EBITDA, adjusted earnings, adjusted earnings per share, and adjusted operating expenses as useful operating metrics. The Company believes that the presentation of these non-GAAP financial measures, when viewed with results under GAAP and the reconciliation incorporated by reference into the Original Form 8-K, provides supplementary information to analysts, investors, lenders, and the Company’s management in assessing the Company’s performance and results from period to period. The Company uses these non-GAAP measures internally to understand, manage and evaluate the Company’s performance. These non-GAAP financial measures should be considered in addition to, and not a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP. Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, non-GAAP measures used by other companies.

The statements included in and/or incorporated by reference into this Amendment and/or the Original Form 8-K also include estimated full-year non-GAAP adjusted EBITDA and estimated full-year non-GAAP operating expense information, which the Company believes enables investors to better understand the anticipated performance of the business, but should be considered a supplement to, and not as a substitute for or superior to, financial measures calculated in accordance with GAAP. No reconciliations of these non-GAAP metrics are provided because some of the information necessary to estimate the most directly comparable financial measures calculated in accordance with GAAP, such as income taxes, fair value change in contingent consideration, and stock-based compensation, is not yet ascertainable or accessible and the Company is unable to quantify these amounts that would be required to be included in such estimates without unreasonable efforts.

Specified Items

Non-GAAP measures included in and/or incorporated by reference into this Amendment and/or the Original Form 8-K exclude specified items. The Company considers specified items to be significant income/expense items not indicative of current operations. Specified items may include adjustments to interest expense and interest income, income tax expense (benefit), depreciation expense, amortization expense, sales reserves adjustments for products the Company is no longer selling, stock-based compensation expense, fair value adjustments to contingent consideration or derivative liability, restructuring charges, amortization of fair value inventory step-up as a result of purchase accounting, transaction-related costs, gains or losses from adjustments to long-lived assets and assets not part of current operations, changes in valuation allowances on deferred tax assets, and gains or losses resulting from debt refinancing or extinguishment.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.2	Transcript of Earnings Conference Call, dated March 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSERTIO HOLDINGS, INC.

Date: March 12, 2024	By:	/s/ Ajay Patel
Ajay Patel
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)